UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2015

BIOAMBER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Rene Levesque West, Suite 4310		3850 Annapolis Lane North, Suite 180
Montreal, Quebec, Canada H3B 4W8		Plymouth, Minnesota 55447
(Address of principal executive offices)

Registrant's telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2015, BioAmber Inc., a Delaware corporation (the “Company”), entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) with a fund managed by Tennenbaum Capital Partners, LLC  (the “Lender”) and the collateral agent under the Company’s loan facility.

Pursuant to the Amendment, the Company’s permitted investments into BioAmber Sarnia Inc. increased from $10.0 million to $25.0 million after July 29, 2015 (the ‘’Effective Date’’).  The unrestricted cash balance for the period from the Effective Date to December 31, 2015 that the Company is required to maintain increased from $12.5 million to $15.0 million provided however, that if the Company’s revenues exceeds a minimum threshold during a given month, then the unrestricted cash for the following month shall be at $12.5 million. After December 31, 2015, (i) the Company must maintain the lesser of $12.5 million (or $15.0 million if a certain quarterly revenue requirement is not met), and the amount of the outstanding  principal on the loan or (ii) BioAmber Sarnia’s trailing 6 month free cash flow must be at least 85% of certain projections agreed to with the Lender.

The Company is obligated to pay an amendment fee of $500,000, payable 50% on the Effective Date and 50% on the earlier of (a) Company’s sale of their respective equity interests after the the Effective Date (excluding any sale of equity interests by BioAmber Sarnia to its existing stockholders), and (b) March 31, 2016.

The foregoing descriptions of the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the document, a copy of which is as an exhibit to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1	Second Amendment to Loan and Security Agreement, dated as of July 29, 2015, between the Company and the other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2015	BIOAMBER INC.

	By:	/s/Jean-François Huc
Jean-François Huc
President, Chief Executive Officer and Director

Exhibit Index

Number	Exhibit

10.1	Second Amendment to Loan and Security Agreement, dated as of July 29, 2015, between the Company and the other parties thereto.